SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 15, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                            CAPITOL FIRST CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                      0-23450                    88-0361144
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)

           7100 Camino Real Boulevard, Suite 402, Boca Raton, FL 33433
                    (Address of Principal Executive Offices)

                   Registrant's Telephone Number: 561-417-7115



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ITEM 5.  OTHER EVENTS.

         On October 15, 2003, Capitol Communities Corporation (the "Company")filed a Certificate of Amendment to its Articles of Incorporation changing its name to Capitol First Corporation. The Company has been informed that the OTC Bulletin Board will issue a new trading symbol due to the name change.

         The change of name had been recommended by the Board of Directors and approved by a majority of the shareholders of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.
--------------

Exhibit 10.1.1 Certificate of Amendment to Articles of Incorporation, dated October 15, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2003                       CAPITOL FIRST CORPORATION



                                              BY:   /s/ Michael G. Todd
                                                    --------------------------
                                                        Michael G. Todd
                                                        President and Chairman
                                                        of the Board







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                                  EXHIBIT INDEX


Exhibit             Description                                            Page
---------------     -----------                                            ----

Exhibit 10.1.1.     Certificate of Amendment to Articles of
                    Incorporation, dated October 15, 2003.